T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                            Capital Appreciation Fund
--------------------------------------------------------------------------------
                                  June 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
CAPITAL APPRECIATION FUND
-------------------------
     * Financial market results for the first half were generally disappointing as stock prices were extremely volatile and bonds were lackluster.
     * The fund's risk-averse approach served shareholders well, resulting in a positive six-month return that exceeded its benchmarks.
     * Energy stocks were among the top contributors and several utilities rebounded, but chemicals were weak.
     * The fund's stock allocation rose to about 58%, with convertibles accounting for another 20%.
     * We will persevere with our conservative approach that seeks undervalued securities and broad asset diversification.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================

FELLOW SHAREHOLDERS
-------------------
     The lady or the tiger? Financial markets largely disappointed investor expectations over the last six months -- they got the tiger, not the lady -- and we suspect that greater uncertainty lies ahead. Equities, especially the more aggressively priced ones, which we deliberately do not own, swung wildly in price throughout the period, ending generally lower. Most bonds had modest returns, but generally the more risky, the lower the reward.

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00         6 Months       12 Months
    ---------------------         --------       ---------
    Capital Appreciation Fund       4.40%          2.76%
    S&P 500                        -0.43           7.24
    Lipper Mid-Cap Value
    Funds Average                   4.30           5.49

     Capital Appreciation Fund has been well positioned so far in 2000. Our continuing conservative investment program featuring asset diversification and risk reduction consistent with reasonable potential returns performed better in the first half than the more aggressive approach followed by most equity mutual funds. While the next 18 months could well see further continued favorable relative performance, it's important to remember that our approach will remain cautious regardless. This leopard does not change its spots.

MARKET ENVIRONMENT
------------------
     The Federal Reserve responded to hints of higher inflation in the U.S. with its fourth, fifth, and sixth interest rate hikes since its last reduction in November 1998. Normally, such action has the gradually eroding effect of a column of army ants on the economic and investment landscapes. So far, however, that has not been the case. The economy roared ahead in the first quarter and then, as in 1998 and 1999, slowed to a still-brisk pace in the second quarter. Bonds were hurt by the higher interest rates, but most eked out positive returns. Long maturity Treasuries were uniquely helped by the paydown of government debt related to budget surpluses. Equities seemed to go everywhere at once yet nowhere. Technology and growth stocks, which have zoomed these past four years, performed more in line with the value stocks that we favor, although larger cyclical companies, such as those represented in the popular Dow Jones Industrial Average, were particularly poor performers. We admit to an elephantine dose of smug satisfaction when the high-priced Nasdaq dropped close to 40% from its March highs -- but, in fact, that index, whose stocks we avoid like the tsetse fly, ended marginally better than most equities for the six months.

     Overseas equity markets made little or no progress. The dollar, despite the mammoth U.S. trade deficit, was modestly stronger against major currencies. Foreigners continue to confound me by accepting paper assets (our securities) for their real goods. But then history books often report the trading of fishhooks and glass beads for ivory and gold.

PORTFOLIO HIGHLIGHTS
--------------------
     Energy stocks, including top individual contributors, MITCHELL ENERGY & DEVELOPMENT and AMERADA HESS, provided the lion's share of the fund's first-half performance. We were mildly disappointed that they didn't do even better considering the sky-high prices of petroleum products and natural gas. Perversely, the fact that investors, consumers, and even oil company managements all seem to believe energy prices will eventually fall has constrained the industry's capital spending, and that, in turn, is likely to retard a price decline. Meanwhile, we trimmed several of these holdings at high prices, leaving us the flexibility to buy on possible weakness, and also initiated several small new positions in underperforming companies.

     The contribution tables on pages 7 and 8 following this letter are recommended to shareholders wishing to understand the impact of our industry and individual stock selections on both 6- and 12-month performance. In addition to our energy success we were pleased that utilities finally showed some signs of life. UNISOURCE ENERGY, which we began buying 15 months ago, was our best electric holding. TIMES MIRROR convertible bonds, another good performance contributor in the first half, benefited from corporate merger activity and were largely sold at fine prices. Corporate actions designed to enhance shareholder value also helped our holdings of CABOT and JOHNS MANVILLE.

     Performance was hurt by holdings in the chemical industry. Owning GREAT LAKES CHEMICAL, IMPERIAL CHEMICAL (ICI), and OCTEL was like wrestling with crocodiles -- much sweat, no fun. Our suspicion is that higher energy and raw materials prices will eventually boost chemical company profits, and then we should make good profits. Until then, we will hold on stubbornly. Our newspaper holdings also did poorly of late, although they have been major contributors in the past.

       ***************************************************************

              Sector Diversification pie chart based on net assets as of 6/30/00. Showing bonds 13%; common stocks 58%; convertibles 20%, preferred stocks 1% and reserves 8%.

       ***************************************************************

     The unusual uniformity of results for most securities so far this year was mirrored across Capital Appreciation's asset mix. Our common stocks, convertib les, and even bonds all returned 4% to 5%. The fund's asset allocation shifted again modestly toward a higher percentage of common stocks (58%). We continue to find attractive issues to purchase and are actively but slowly building between five and 10 positions on an almost daily basis. Were we to suspect an imminent price surge, we would become selectively more aggressive buyers. Our convertible and fixed-income positions declined as several long-term holdings matured as planned, and we found few attractive replacements.

FUND MANAGEMENT
---------------
     Many observers of the investment scene ascribe a character to individual mutual funds, saying, "Oh, that's a good fund," or "That's a bad fund." We disagree, because a fund's investment approach, portfolio manager, and supporting organization -- particularly research and trading -- define an otherwise empty shell. The first and second of these elements can be changed fairly easily, and when they are changed, investors should not assume they are buying an entity with continuity. Since the bulk of short-term performance differentials among funds reflects different investment programs and the ebb and flow of market enthusiasms, pressure from public opinion and business objectives may cause some managers to shift their approach in an often futile effort to join the season's most popular safari.

     Your fund's investment approach has been constant. As for the portfolio manager, our definitely biased view is that he'll be going strong for at least another decade -- having already been closely associated with the fund since its 1986 inception.

*****************************

Your fund's investment
approach has been constant.

*****************************

     This fund's third key ingredient -- quality support from the T. Rowe Price organization, particularly research and tradingNis also a constant. We have often credited our research department in these letters. (For example, VASTAR RESOURCES, our largest purchase in the past six months, was a significant success of our energy analysts.) But trading, which makes many more, though smaller, individual contributions to the fund's success, also deserves discussion. Its number-one priority is to achieve the best possible price for our buy and sell transactions. The manager and traders work together to size orders so they neither influence the market excessively nor unduly delay the implementation of our portfolio objectives. The traders' know-how enables us to locate and critically assess the cost of obtaining the liquidity necessary for major transactions. In addition to this emphasis on "best execution" and lowest all-in transaction costs, trading adds further value in several ways: by acting as a window on the flow of information that continually influences prices; by assessing unexplained surges in trading that often accompany important information not yet widely known; and by trading with firms that provide the fund, and, indirectly its shareholders, with ideas and insights. There is a Swahili saying that "little steps will get you where you want to go." We think of trading's expertise as providing crucial little steps that move the fund toward its (and your) objective.

BY THE WAY . . .
----------------
     We looked back over several years of sometimes contentious observations in these shareholder letters to see how they were holding up:

     * Accounting excesses continue unabated (Dec. 1997). Pooling, perhaps the most egregious misrepresentation, has not ended despite concerted attack by the Financial Accounting Standards Board. Improvement is coming, but slowly.
     * Short maturity interest rates are equal or higher than longNan aberration that often precedes a recession or slowdown (Dec. 1999). So far the recession hasn't happened, which is fine with us.
     *    Gooney bird Internet investors are being sucked into jet engines (June
          1999). Good riddance.
     * Large companies that lose money should have declining rather than rising stock prices (Dec. 1999), and now they do.

OUTLOOK
-------
     Like the nineteenth century explorers who searched and searched for the source of the Nile, we have found no foolproof clues to the direction of the financial markets. Nevertheless, we continue to regard interest rates, the economy/corporate earnings, and valuation as the most important indicators. Currently, the Fed's perception of inflationary trends is the dominant clue, and the Fed has pointed to labor markets as the key to its actions. While recent signals concerning joblessness, work-week length, and employment growth don't show that trends are a problem, they do show that the level of labor utilization is exceptionally high. If we are lucky and wage gains stop accelerating, and if the more cyclical elements of the economy like housing continue slowing, then we may have seen the Fed's last interest rate hike. On the other hand, the Fed may be forced to play the 800-pound gorilla and raise rates beyond optimal levels to restrain inflation. That would almost certainly lead to a recession and would not be good for equity prices. A middle ground of additional modest rate increases is more probable, resulting in a slowing but still expanding economy. We have enjoyed several such soft landings under Greenspan and might as well expect another.

*****************************

We have enjoyed
several soft landings
under greenspan . . .

*****************************

     Valuation, the third key element in the outlook, is critical if things don't go quite right. Whether measured against earnings, dividends, or more exotic yardsticks such as gross national product or replacement values, stock prices look very high compared with history. (By the way, if you are interested in a 350-page review of this and related investment topics, I recommend VALUING WALL STREET, a new book by Andrew Smithers. It's a bit negative, but shareholders of this fund won't be overly disturbed.) These valuations translate into heightened risk should investors start losing confidence in the future.

     Speaking of investor confidence, there is nothing like the promises of presidential election campaigns to bring out the Tarzan in all of us. Tax cuts are a particular favorite in the investment jungle. The problem, of course, is that politicians redistribute rather than create wealth. After November 7, the bills will come due for somebody. We're also mindful that years following presidential elections have tended to be poor for equities. Should you be overly concerned by this rather pessimistic outlook? Probably not. We look for attractively priced common stocks that we believe will hold up relatively well if difficult times loom ahead. Furthermore, our holdings of other, more defensive securities can help protect your wealth. It is generally more sensible to retain exposure to equities than to hop in and out, risking panic from too much exposure and regret from too little. The fund remains committed to being a holding that investors can maintain through both good and bad times.

     As we venture on a "journey without maps" into the investment future, we are pleased to have you as fellow shareholders.

Respectfully submitted,

/s/

Richard P. Howard
President and Chairman of the Investment Advisory Committee
July 20, 2000
================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
---------------------
Mitchell Energy & Development         12 cents
Amerada Hess                           7
OverseasShipholding Group              7
Reebok                                 7
Rouse                                  5
Unisource Energy                       5
Cabot                                  5
White Mountains Insurance Group        4
Times Mirror                           3
Philip Morris                          2
Total                                 57 cents

TEN WORST CONTRIBUTORS
----------------------
New York Times                        -6 cents
Washington Post                        5
Newmont Mining                         4
Octel                                  4
Imperial Chemical                      4
Petrie Stores Liquidation Trust        4
Weyerhaeuser                           3
PhyCor                                 3
Great Lakes Chemical                   3
Chris-Craft                            2
Total                                -38 cents

12 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
---------------------
Mitchell Energy & Development         15 cents
Chris-Craft                           13
Overseas Shipholding                   9
Murphy Oil                             6
Times Mirror                           4
Amerada Hess                           4
Unisource Energy                       4
Cabot                                  4
Domtar *                               4
Motorola                               3
Total                                 66 cents

TEN WORST CONTRIBUTORS
----------------------
Loews                                -13 cents
Philip Morris                          7
Great Lakes Chemical                   7
Octel                                  7
FirstEnergy/Cleveland Electric         7
PhyCor                                 6
Niagara Mohawk                         6
J.C. Penney                            6
Union Pacific Capital Trust            5
Texaco                                 4
Total                                -68 cents

*  Position eliminated
================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
PERFORMANCE CONTRIBUTIONS
-------------------------
6 Months Ended 6/30/00
                                                   Cents-Per-Share   Percent of
Sector                                              Contribution     Net Assets
------                                              ------------     ----------
Basic Materials                                         -9 cents         8%
Business Services and Transportation                    11               7
Consumer Cyclicals                                       6               5
Consumer Nondurables                                     8               6
Consumer Services                                      -12              14
Energy                                                  25              13
Financial                                                3               9
Process Industries                                      -8               7
Utilities                                                9              18
U.S. Governments                                         -               4
Miscellaneous                                            1               1
Reserves and Income                                     21               8

Total Portfolio                                         55 cents       100%

================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/00
                                                                  --------------
Tennessee Valley                                                            7.7%
Loews                                                                       5.7
Amerada Hess                                                                4.8
Niagara Mohawk                                                              4.4
Rouse                                                                       3.8
Chris-Craft                                                                 3.0
Newmont Mining                                                              2.9
Hilton                                                                      2.7
Washington Post                                                             2.7
Texaco                                                                      2.7
Mitchell Energy & Development                                               2.6
Inco                                                                        2.3
Murphy Oil                                                                  2.1
Union Pacific Capital Trust                                                 2.0

FirstEnergy/Cleveland Electric                                              2.0
Waste Management                                                            1.9
New York Times                                                              1.8
Unisource Energy                                                            1.6
Cabot                                                                       1.4
Johns Manville                                                              1.4
Teck                                                                        1.4
Philip Morris                                                               1.3
White Mountains Insurance Group                                             1.2
Great Lakes Chemical                                                        1.2
Roche Holdings                                                              1.2
                                                                  --------------
Total                                                                      65.8%

Note: Table excludes reserves.
================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
                                                         Lipper Mid-Cap Value
             S&P 500          Capital Appreciation          Funds Average
             -------          --------------------      ----------------------
 6/90        10,000                  10,000                     10,000
 6/91        10,739                  11,076                     10,431
 6/92        12,180                  12,207                     11,936
 6/93        13,840                  13,856                     14,423
 6/94        14,034                  14,843                     15,213
 6/95        17,694                  17,503                     17,893
 6/96        22,294                  20,308                     21,428
 6/97        30,030                  24,129                     26,533
 6/98        39,088                  27,283                     31,436
 6/99        47,983                  29,657                     32,168
 6/00        51,459                  30,475                     33,691

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/00            1 Year      3 Years      5 Years      10 Years
---------------------            ------      -------      -------      --------
Capital Appreciation Fund         2.76%        8.09%       11.73%        11.79%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                      6 Months      Year
                         Ended     Ended
                       6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95
                       -------  --------  --------  --------  --------  --------
NET ASSET VALUE
Beginning of period   $ 12.51   $ 13.22   $ 14.71   $ 14.47   $ 13.67   $ 12.10
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)           0.22      0.51      0.49      0.50      0.60      0.43
 Net realized and
 unrealized gain (loss)  0.33      0.41      0.34      1.82      1.70      2.30
--------------------------------------------------------------------------------
 Total from
 investment activities   0.55      0.92      0.83      2.32      2.30      2.73
--------------------------------------------------------------------------------
Distributions
 Net investment income      -     (0.50)    (0.50)    (0.50)    (0.60)    (0.44)
 Net realized gain          -     (1.13)    (1.82)    (1.58)    (0.90)    (0.72)
--------------------------------------------------------------------------------
 Total distributions        -     (1.63)    (2.32)    (2.08)    (1.50)    (1.16)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period         $ 13.06   $ 12.51   $ 13.22   $ 14.71   $ 14.47   $ 13.67

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return**            4.40%     7.07%     5.77%    16.20%    16.82%   22.57%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets    0.89%+    0.88%     0.62%     0.64%     0.76%     0.97%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to
average net assets       3.27%+    3.44%     3.04%     3.17%     4.07%     3.28%
--------------------------------------------------------------------------------
Portfolio
turnover rate           21.3%+    28.3%     52.6%     48.3%     44.2%     47.0%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions) $ 778     $ 856   $ 1,004   $ 1,060     $ 960     $ 864
--------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
Unaudited                                                          June 30, 2000

STATEMENT OF NET ASSETS
-----------------------
In thousands
                                                      Shares/Par           Value
                                                      ----------      ----------
COMMON STOCKS  58.1%
--------------------
FINANCIAL  7.1%
Bank and Trust  0.2%
Bank fuer International Zahlung (CHF)                        340      $  1,688
--------------------------------------------------------------------------------
                                                                         1,688
                                                                      ----------
INSURANCE  4.8%
Loews                                                    547,000        32,820
--------------------------------------------------------------------------------
Unitrin                                                   94,000         2,764
--------------------------------------------------------------------------------
W. R. Berkley                                             65,000         1,217
--------------------------------------------------------------------------------
                                                                        36,801
                                                                      ----------
FINANCIAL SERVICES  2.1%
Leucadia National                                        300,000         6,844
--------------------------------------------------------------------------------
White Mountains Insurance Group                           59,700         9,552
--------------------------------------------------------------------------------
                                                                        16,396
                                                                      ----------
Total Financial                                                         54,885
                                                                      ----------
UTILITIES  8.0%
---------------
ELECTRIC UTILITIES  8.0%
FirstEnergy                                              595,000        13,908
--------------------------------------------------------------------------------
Kansas City Power & Light                                135,000         3,037
--------------------------------------------------------------------------------
Niagara Mohawk *                                       2,390,000        33,311
--------------------------------------------------------------------------------
Unisource Energy                                         805,000        12,075
--------------------------------------------------------------------------------
Total Utilities                                                         62,331
                                                                      ----------

CONSUMER NONDURABLES  3.8%
--------------------------
FOOD PROCESSING  0.5%
McCormick                                                121,000         3,932
--------------------------------------------------------------------------------
                                                                         3,932
                                                                      ----------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT  0.9%
Smith & Nephew (GBP)                                   2,000,000         7,181
--------------------------------------------------------------------------------
                                                                         7,181
                                                                      ----------
HEALTH CARE SERVICES  0.3%
Aetna                                                     35,000         2,247
--------------------------------------------------------------------------------
                                                                         2,247
                                                                      ----------
MISCELLANEOUS CONSUMER PRODUCTS  2.1%
Philip Morris                                            370,000      $  9,828
--------------------------------------------------------------------------------
Reebok *                                                 420,000         6,694
--------------------------------------------------------------------------------
                                                                        16,522
                                                                      ----------
Total Consumer Nondurables                                              29,882
                                                                      ----------
CONSUMER SERVICES  11.3%
------------------------
GENERAL MERCHANDISERS  0.3%
Hills Store                                              175,000             0
--------------------------------------------------------------------------------
J.C. Penney                                              130,000         2,397
--------------------------------------------------------------------------------
                                                                         2,397
                                                                      ----------
SPECIALTY MERCHANDISERS  1.3%
Petrie Stores Liquidation Trust                        2,585,000         3,150
--------------------------------------------------------------------------------
Toys "R" Us                                              465,000         6,772
--------------------------------------------------------------------------------
                                                                         9,922
                                                                      ----------
ENTERTAINMENT AND LEISURE  1.1%
Mandalay Resort Group *                                  440,000         8,800
--------------------------------------------------------------------------------
                                                                         8,800
                                                                      ----------

MEDIA AND COMMUNICATIONS  8.6%
Chris-Craft                                              356,000        23,518
--------------------------------------------------------------------------------
Meredith                                                 245,000         8,269
--------------------------------------------------------------------------------
New York Times (Class A)                                 350,000        13,825
--------------------------------------------------------------------------------
Washington Post (Class B)                                 43,500        20,793
--------------------------------------------------------------------------------
                                                                        66,405
                                                                      ----------
Total Consumer Services                                                 87,524
                                                                      ----------
CONSUMER CYCLICALS  1.8%
------------------------
BUILDING AND REAL ESTATE  1.4%
Rouse                                                    430,000        10,643
--------------------------------------------------------------------------------
                                                                        10,643
                                                                      ----------
MISCELLANEOUS CONSUMER DURABLES  0.4%
Polaroid                                                 195,000         3,522
--------------------------------------------------------------------------------
                                                                         3,522
                                                                      ----------
Total Consumer Cyclicals                                                14,165
                                                                      ----------
BUSINESS SERVICES AND TRANSPORTATION  2.5%
------------------------------------------
TRANSPORTATION SERVICES  1.5%
Overseas Shipholding Group                               357,000      $  8,791
--------------------------------------------------------------------------------
Ryder System                                             170,000         3,220
--------------------------------------------------------------------------------
                                                                        12,011
                                                                      ----------
Railroads  1.0%
Canadian Pacific                                         290,000         7,594
--------------------------------------------------------------------------------
                                                                         7,594
                                                                      ----------
Total Business Services and Transportation                              19,605
                                                                      ----------
ENERGY  12.8%
-------------
EXPLORATION AND PRODUCTION  3.1%
Mitchell Energy & Development (Class A)                  620,000        19,918
--------------------------------------------------------------------------------
Vastar Resources                                          51,000         4,188
--------------------------------------------------------------------------------
                                                                        24,106
                                                                      ----------

GAS & GAS TRANSMISSION  0.3%
Questar                                                  145,000         2,809
--------------------------------------------------------------------------------
                                                                         2,809
                                                                      ----------
INTEGRATED PETROLEUM - DOMESTIC  7.1%
Amerada Hess                                             600,000        37,050
--------------------------------------------------------------------------------
Murphy Oil                                               273,000        16,227
--------------------------------------------------------------------------------
USX-Marathon                                              70,000         1,754
--------------------------------------------------------------------------------
                                                                        55,031
                                                                      ----------
INTEGRATED PETROLEUM - INTERNATIONAL  2.3%
Texaco                                                   335,000        17,839
--------------------------------------------------------------------------------
                                                                        17,839
                                                                      ----------
Total Energy                                                            99,785
                                                                      ----------
PROCESS INDUSTRIES  6.3%
------------------------
DIVERSIFIED CHEMICALS  1.4%
Cabot                                                    410,000        11,172
--------------------------------------------------------------------------------
                                                                        11,172
                                                                      ----------
SPECIALTY CHEMICALS  3.0%
Great Lakes Chemical                                     300,000         9,450
--------------------------------------------------------------------------------
Imperial Chemical ADR                                    215,000      $  6,625
--------------------------------------------------------------------------------
Octel + *                                                935,000         7,304
--------------------------------------------------------------------------------
                                                                        23,379
                                                                      ----------
FOREST PRODUCTS  0.5%
Weyerhaeuser                                              85,000         3,655
--------------------------------------------------------------------------------
                                                                         3,655
                                                                      ----------
BUILDING AND CONSTRUCTION  1.4%
Johns Manville                                           825,000        10,880
--------------------------------------------------------------------------------
                                                                        10,880
                                                                      ----------
Total Process Industries                                                49,086
                                                                      ----------

BASIC MATERIALS  3.4%
---------------------
MINING  0.5%
Homestake Mining                                         560,000         3,850
--------------------------------------------------------------------------------
Lonrho Africa (GBP) *                                    575,000           148
--------------------------------------------------------------------------------
                                                                         3,998
                                                                      ----------
METALS  2.9%
Newmont Mining                                         1,035,000        22,382
--------------------------------------------------------------------------------
                                                                        22,382
                                                                      ----------
Total Basic Materials                                                   26,380
                                                                      ----------
Total Miscellaneous Common Stocks  1.1%                                  8,480
                                                                      ----------
Total Common Stocks (Cost  $389,672)                                   452,123
                                                                      ----------
PREFERRED STOCKS  0.5%
----------------------
Cleveland Electric (Series L)                             18,000         1,764
--------------------------------------------------------------------------------
Entergy-GSU (Series B)                                    24,000         1,146
--------------------------------------------------------------------------------
Niagara Mohawk (Series A)                                 14,000           343
--------------------------------------------------------------------------------
Niagara Mohawk (Series B)                                  9,000           225
--------------------------------------------------------------------------------
Niagara Mohawk (Series C)                                  5,000           122
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $2,874)                                    3,600
                                                                      ----------
CONVERTIBLE PREFERRED STOCKS  5.5%
----------------------------------
Hercules Trust II *                                        3,300         1,792
--------------------------------------------------------------------------------
Owens Illinois                                           105,000         2,362
--------------------------------------------------------------------------------
Rouse (Series B)                                         540,000        19,305
--------------------------------------------------------------------------------
Sinclair Broadcast Group, 6.00%                           20,000           630
--------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25%                       380,000     $  15,897
--------------------------------------------------------------------------------
USX Capital Trust I                                      100,000         3,350
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $52,739)                      43,336
                                                                      ----------

CONVERTIBLE BONDS  15.1%
------------------------
Baker Hughes, Sr. Notes, Zero Coupon, 5/5/08        $  2,600,000      $  2,015
--------------------------------------------------------------------------------
Battle Mountain Gold, 6.00%, 1/4/05                    1,000,000           825
--------------------------------------------------------------------------------
Exide, (144a), 2.90%, 12/15/05                         2,100,000           954
--------------------------------------------------------------------------------
Healthsouth, 3.25%, 4/1/03                            10,000,000         8,013
--------------------------------------------------------------------------------
Hilton Hotels, 5.00%, 5/15/06                         26,000,000        20,800
--------------------------------------------------------------------------------
Inco, Deb. Notes, 5.75%, 7/1/04                       20,000,000        17,950
--------------------------------------------------------------------------------
Lennar, Zero Coupon, 7/29/18                           8,500,000         3,556
--------------------------------------------------------------------------------
Loews, 3.125%, 9/15/07                                13,500,000        11,343
--------------------------------------------------------------------------------
McKesson, Sub. Deb. Notes, 4.50%, 3/1/04               3,000,000         2,524
--------------------------------------------------------------------------------
Ogden, Sub. Deb. Notes, 5.75%, 10/20/02                  500,000           432
--------------------------------------------------------------------------------
Pep Boys, Sub. Notes, Zero Coupon, 9/20/11             8,300,000         4,648
--------------------------------------------------------------------------------
Phycor, 4.50%, 2/15/03                                 5,900,000         1,003
--------------------------------------------------------------------------------
Potomac Electric Power, Deb. Notes, 5.00%, 9/1/02      5,000,000         4,763
--------------------------------------------------------------------------------
Roche Holdings, LYONs, (144a), Zero Coupon, 5/6/12    19,000,000         9,120
--------------------------------------------------------------------------------
Teck, 3.75%, 7/15/06                                  14,000,000        10,640
--------------------------------------------------------------------------------
Texaco Capital, 3.50%, 8/5/04                          3,000,000         2,865
--------------------------------------------------------------------------------
Times Mirror, Zero Coupon, 4/15/17                     1,553,000           850
--------------------------------------------------------------------------------
Waste Management, 4.00%, 2/1/02                       16,000,000        14,814
--------------------------------------------------------------------------------
Miscellaneous Convertible Bonds                                            894
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $129,921)                               118,009
                                                                      ----------
CORPORATE BONDS  1.0%
---------------------
Bellsouth Telecommunications, Deb. Notes
       5.85%, 11/15/45                                 7,000,000         6,958
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost  $6,996)                                     6,958
                                                                      ----------

MUNICIPAL BONDS  0.7%
---------------------
California State, 5.25%, 10/1/11                       5,450,000         5,651
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost  $6,021)                                     5,651
                                                                      ----------
U.S. GOVERNMENT OBLIGATIONS/AGENCIES  11.3%
-------------------------------------------
Federal National Mortgage Assn.
       MTN, 5.37%, 2/7/01                           $  5,000,000      $  4,955
--------------------------------------------------------------------------------
       6.375%, 1/16/02                                 5,000,000         4,957
--------------------------------------------------------------------------------
Tennessee Valley Authority
       5.88%, 4/1/36                                  33,600,000        31,949
--------------------------------------------------------------------------------
       5.98%, 4/1/36                                  10,000,000         9,792
--------------------------------------------------------------------------------
       6.235%, 7/15/45                                18,400,000        18,298
--------------------------------------------------------------------------------
U.S. Treasury Notes
       5.875%, 9/30/02                                 7,900,000         7,815
--------------------------------------------------------------------------------
       6.125%, 7/31/00                                 2,000,000         2,000
--------------------------------------------------------------------------------
       6.25%, 4/30 - 10/31/01                          8,000,000         7,981
--------------------------------------------------------------------------------
Total U.S. Government Obligations/Agencies (Cost  $90,881)              87,747
                                                                      ----------
OPTIONS PURCHASED  0.0%
-----------------------
Tribune, Put, 11/18/00 @ $40.00                               50            32
--------------------------------------------------------------------------------
Total Options Purchased (Cost  $30)                                         32
                                                                      ----------
SHORT-TERM INVESTMENTS  7.0%
----------------------------
MONEY MARKET FUNDS  7.0%
Reserve Investment Fund, 6.68% #                      54,236,905        54,237
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $54,237)                            54,237
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES
99.2% of Net Assets (Cost $733,371)                                 $  771,693
                                                                      ----------
Other Assets Less Liabilities                                            6,248
                                                                      ----------
NET ASSETS                                                          $  777,941
                                                                      ----------

NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions             $  13,319
Accumulated net realized gain/loss - net of distributions               36,380
Net unrealized gain (loss)                                              38,322
Paid-in-capital applicable to 59,566,293 shares of no par
value capital stock outstanding; unlimited shares authorized           689,920
                                                                      ----------
 NET ASSETS                                                         $  777,941
                                                                      ----------
 NET ASSET VALUE PER SHARE                                            $  13.06
                                                                      ----------
    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
LYONs  Liquid Yield Option Notes
  MTN  Medium term note
  CHF  Swiss franc
  GBP  British sterling
  ADR  American Depository Receipt
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 1.3% of net assets.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/00
                                                                      ----------
INVESTMENT INCOME (LOSS)
Income
  Interest                                                            $  9,692
  Dividend                                                               6,514
                                                                      ----------
  Total income                                                          16,206
                                                                      ----------
Expenses
  Investment management                                                  2,408
  Shareholder servicing                                                    900
  Custody and accounting                                                    66
  Prospectus and shareholder reports                                        44

  Registration                                                              19
  Legal and audit                                                            8
  Trustees                                                                   4
  Miscellaneous                                                              4
                                                                      ----------
  Total expenses                                                         3,453
  Expenses paid indirectly                                                  (5)
                                                                      ----------
  Net expenses                                                           3,448
                                                                      ----------
Net investment income (loss)                                            12,758
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                            14,783
  Written options                                                         (672)
  Foreign currency transactions                                            (13)
                                                                      ----------
  Net realized gain (loss)                                              14,098
                                                                      ----------
Change in net unrealized gain or loss
  Securities                                                             3,717
  Written options                                                           27
  Change in net unrealized gain or loss                                  3,744
                                                                      ----------
Net realized and unrealized gain (loss)                                 17,842
                                                                      ----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  30,600
                                                                      ----------

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                          6 Months          Year
                                                             Ended         Ended
                                                           6/30/00      12/31/99
                                                        ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                         $  12,758     $  32,182
  Net realized gain (loss)                                14,098        78,649
  Change in net unrealized gain or loss                    3,744       (47,189)
                                                       ----------    ----------
  Increase (decrease) in net assets from operations       30,600        63,642
                                                       ----------    ----------

Distributions to shareholders
  Net investment income                                        -       (31,320)
  Net realized gain                                            -       (70,780)
                                                       ----------    ----------
  Decrease in net assets from distributions                    -      (102,100)
                                                       ----------    ----------
Capital share transactions *
  Shares sold                                             58,309       143,841
  Distributions reinvested                                     -        99,709
  Shares redeemed                                       (166,734)     (353,024)
                                                       ----------    ----------
  Increase (decrease) in net assets from capital
  share transactions                                    (108,425)     (109,474)
                                                       ----------    ----------
NET ASSETS
Increase (decrease) during period                        (77,825)     (147,932)
Beginning of period                                      855,766     1,003,698
                                                       ----------    ----------
End of period                                         $  777,941    $  855,766
                                                       ----------    ----------
*Share information
   Shares sold                                             4,651        10,394
   Distributions reinvested                                    -         8,041
   Shares redeemed                                       (13,466)      (25,956)
                                                       ----------    ----------
   Increase (decrease) in shares outstanding              (8,815)       (7,521)

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
Unaudited                                                          June 30, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986. The fund seeks maximum long-term capital appreciation by investing primarily in the common stocks of established U.S. companies that are believed to have above-average growth potential, and in fixed income and other securities to help preserve principal value in uncertain or declining markets.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased options are valued at the mean of the latest bid and asked prices.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the period ended June 30, 2000, were as follows:

    ************************************************************************
                                               Number of
                                               Contracts          Premiums
                                               ----------         ----------
     Outstanding at beginning of period           260            $  175,000
     Expired                                     (259)             (174,000)
     Closed                                        (1)                   (1)

     Outstanding at end of period                   -            $        -
    ************************************************************************

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $78,184,000 and $179,528,000, respectively, for the six months ended June 30, 2000. Purchases and sales of U.S. government securities aggregated $1,496,000 and $25,000,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $733,371,000. Net unrealized gain aggregated $38,322,000 at period-end, of which $103,652,000 related to appreciated investments and $65,330,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $400,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $798,000 for the six months ended June 30, 2000, of which $156,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,051,000 and are reflected as interest income in the accompanying Statement of Operations.
================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500

Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government *
Spectrum Income
Summit GNMA
Summit Limited-Term Bond *
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond *
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond *
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES
-----------------

     T. ROWE PRICE RETIREMENT INCOME MANAGERsm helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------

  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
   Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INSIGHTS REPORTS
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES
  T. Rowe Price Retirement Planning
   AnalyzerTM CD-ROM or diskette $19.95.
   To order, please call 1-800-541-5760.
   Also available on the Internet for $9.95.
  T. Rowe Price Variable Annuity AnalyzerTM
   CD-ROM or diskette, free. To order,
   please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS
  We will be happy to send you one of our
  easy-to-follow  investment kits when you
  are ready to invest in any T. Rowe Price
  retirement  vehicle,  including  IRAs,
  qualified plans, small-business plans,
  or our no-load variable annuities.
================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
 The ABCs of Giving
  Back to Basics: The ABCs of Investing
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  Getting Started: Investing With Mutual Funds
  The Roth IRA: A Review
  Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
  Conservative Stock Investing
  Dollar Cost Averaging
  Equity Index Investing
  Growth Stock Investing
  Investing for Higher Yield
  Managing Risk Through Diversification
  The Power of Compounding
  Value Investing

TYPES OF SECURITIES
  The Basics of International Stock Investing
  The Basics of Tax-Free Investing
  The Fundamentals of Fixed-Income Investing
  Global Bond Investing
  Investing in Common Stocks
  Investing in Emerging Growth Stocks
  Investing in Financial Services Stocks
  Investing in Health Care Stocks
  Investing in High-Yield Municipal Bonds
  Investing in Money Market Securities
  Investing in Mortgage-Backed Securities
  Investing in Natural Resource Stocks
  Investing in Science and Technology Stocks
  Investing in Small-Company Stocks
  Understanding Derivatives
  Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
  Combining Individual Securities With Mutual Funds
  Getting Started: An Introduction to Individual Securities
  What You Should Know About Bonds
  What You Should Know About Margin and Short-Selling
  What You Should Know About Options
  What You Should Know About Stocks

     T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.
================================================================================
T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

     Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
     ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.           F72-051  6/30/00